Exhibit 10.1

PROMISSORY NOTE

$3,640,000.00	April 11, 2008

FOR VALUE RECEIVED, and WITHOUT GRACE, on demand at any time as to all or any portion of the indebtedness evidenced by this Note or, if demand is not sooner made, in installments as hereinafter provided, the last of which shall be due and payable on or before five (5) year(s) from date hereof, RCI HOLDINGS, INC., a Texas Corporation, (“Maker”, whether one or more and if more than one then jointly and severally) promise(s) to pay to the order of TEXAS COMMUNITY BANK, N.A. (together with its successors and assigns and any subsequent holders of this Note, the “Lender”) at its offices at 16610 Interstate 45, The Woodlands, Texas 77384, or such other place as Lender may from time to time designate by written notice to Maker, the sum of THREE MILLION SIX HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($3,640,000.00), in immediately available current funds and lawful money of the United States of America, which, at the time of payment, shall be legal tender for the payment of public and private debts, together with interest on the outstanding principal balance of this Note from the date of advance until maturity at a varying rate per annum (“Variable Rate”) which shall from day to day be equal to the greater of: (i) TWO PERCENT (2%) above the Prime Rate, hereafter defined, or (ii) SEVEN AND ONE-HALF PERCENT (7.5.0%) per annum; provided, however, the Variable Rate shall never exceed the Maximum Legal Rate, hereafter defined.

All past due principal and interest, whether due as a result of acceleration or otherwise, shall bear interest at the highest lawful rate permissible under the laws applicable to this Note (“Maximum Legal Rate”) from the date the payment thereof shall have become due until the same shall have been repaid in full. If the Maximum Legal Rate hereon is established under the laws of the State of Texas, the applicable rate ceiling shall be the indicated (weekly) rate ceiling, from time to time in effect and applicable to this Note, as provided in Chapter 303 of the Texas Finance Code. However, if applicable law establishes no Maximum Legal Rate then all past due principal and interest shall bear interest at a rate equal to EIGHTEEN PERCENT (18%) per annum. In addition, Lender may charge and collect a late fee of five percent (5%) of any scheduled installment that is more than ten (10) days past due. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to this Note.

The term “Prime Rate” as used herein shall mean the prime rate quoted in the Money Market Rate Section of the Wall Street Journal from time to time. Effective the same day as the Prime Rate changes and without notice to the Maker or any other party, the Variable Rate on this Note shall likewise change. In the event that two or more rates or a range of rates are quoted, then the rate applicable hereto shall be the highest of those quoted. If the Wall Street Journal publishes a retraction or correction of such rate, the rate reported in such retraction or correction shall apply. In the event that the Wall Street Journal shall ever cease to publish a prime or base rate, the then holder hereof shall designate a Bank having its principal banking location in New York, New York, whose base or prime rate, from and after the effective date of such designation shall be the Prime Rate for purposes hereof.

In no event is the rate of interest on the outstanding principal balance hereof ever to exceed the Maximum Legal Rate and Lender, Maker and any co-maker, drawer, accepter, endorser, guarantor, surety, accommodating party or other person or entity now or hereafter primarily liable or secondarily liable for payment of all or any part of this Note (each a “other liable party” or collectively “other liable parties”), intend to conform and contract in strict compliance with applicable usury law. Determination of the rate of interest for the purposes of determining whether this Note is usurious shall be made by amortizing, prorating, allocating and spreading during the time this Note is outstanding all interest or other sums deemed to be interest at any time contracted for, charged or received from the Maker. It is intended that all interest due and payable under this Note shall not exceed the Maximum Legal Rate and, notwithstanding anything to the contrary contained in this Note or any agreement entered into in connection with or as security herefor, it is agreed as follows: the aggregate of all consideration which constitutes interest under applicable law which is taken, reserved, contracted for, charged or received under this Note or under any agreement executed in connection with or as security herefor, shall under no circumstances exceed the Maximum Legal Rate and any excess shall be deemed a mistake and credited on this Note by the then holder thereof (or if this Note shall have been paid in full, refunded to the Maker). Neither the Maker, nor any other liable party shall ever be liable for interest in excess of the Maximum Legal Rate and the provisions of this paragraph shall control over all other provisions of this Note and all other documents to or of which Lender is a party or a beneficiary now or hereafter evidencing, securing, guaranteeing, modifying or otherwise relating to the indebtedness evidenced hereby, and all extensions, renewals and modifications thereof (the Note and the documents each a “Loan Document” or collectively the “Loan Documents”) which may be in apparent conflict with the provisions of this paragraph.

Notwithstanding any term or provision of this Note to the contrary, Maker confirms to Lender that neither Maker nor its legal counsel, if any, is aware that this Note, or the transaction in connection which this Note was issued, is or maybe usurious in any respect. To induce Lender to make the loan evidenced by this Note, Maker agrees with and covenants to Lender that if at anytime Maker believes or discovers that any term or provision of this Note or any action taken by Lender in connection with Note is or may be in violation of the usury laws or any other applicable law, Maker will immediately give notice to Lender specifying with particularity the nature and extent of any such potential violation of the usury laws or any other applicable law, and afford to Lender a reasonable period (which in no event will be less than sixty (60) days) within which to cure same. Maker agrees with and covenants to Lender that in no instance will Maker make any claim, bring any suit, prosecute or otherwise assert any cause of action, claim, counterclaim, or defense in respect of any violation of the usury laws or any other applicable law, unless, as a condition precedent thereto, Maker has given to Lender such notice and afforded to Lender such opportunity to cure as provided herein.

Interest hereon shall be computed on the basis of a year consisting of THREE HUNDRED SIXTY (360) days unless either (a) the holder of this Note elects or (b) compliance with applicable law requires that interest for any period of time be computed on the basis of the actual number of days in the applicable calendar year in which accrued, in either of which events interest for that period of time shall be so computed.

Without limitation on the right of the Lender to demand at any time payment of all or any portion of the indebtedness evidenced by this Note, the principal of this Note and the interest to accrue hereon is and shall be due and payable in 60 consecutive monthly installments as follows;

1.
SUBJECT TO INCREASE AS HEREINAFTER PROVIDED, the first 59 of such installments shall be in the amount which is the greater of: (i) TWENTY-NINE THOUSAND THREE HUNDRED TWENTY-THREE AND 59/100 DOLLARS ($29,323.59) each, which amount includes the interest which has accrued to the date of such installment or (ii) the amount of interest which has accrued to the due date of each such installment, with the first such installment becoming due and payable May 11, 2008, with a like installment becoming due and payable on the same day of each succeeding month thereafter,

2.
The 60th and final installment shall be due and payable on or before five (5) year(s) from date hereof and shall be in the amount of the then unpaid principal balance of this Note, together with all of the then unpaid accrued interest hereon.

IN THE EVENT THE VARIABLE RATE INCREASES FROM TIME TO TIME, THE LENDER HAS THE RIGHT (BUT NOT THE OBLIGATION) IN ITS SOLE AND ABSOLUTE DISCRETION AT ANYTIME AND FROM TIME TO TIME TO INCREASE THE AMOUNT OF THE MONTHLY INSTALLMENTS TO AN AMOUNT THAT WOULD BE SUFFICIENT TO REPAY THE UNPAID PRINCIPAL BALANCE OF THIS NOTE FROM THE DATE OF LENDER'S ELECTION OF SUCH CHANGE OF AMOUNT IN FULL ON OR BEFORE TWENTY (20) YEARS FROM THE DATE OF THIS NOTE (EVEN THOUGH THIS NOTE HAS AN ACTUAL MATURITY OF FIVE (5) YEARS) AT THE NEW INTEREST RATE (CALCULATED AS A FIXED RATE BASED ON THE THEN VARIABLE RATE) IN SUBSTANTIALLY EQUAL INSTALLMENTS. THE LENDER WILL GIVE MAKER NOTICE OF THE AMOUNT OF THE NEW MONTHLY INSTALLMENT. NEITHER THE FAILURE TO EXERCISE, NOR DELAY IN EXERCISING, LENDER'S RIGHT TO INCREASE THE MONTHLY INSTALLMENTS HEREUNDER MAY BE, OR CONSTRUED TO BE, A WAIVER OF SUCH RIGHT AND LENDER SHALL HAVE THE RIGHT TO EXERCISE SUCH RIGHT AT ANYTIME AND FROM TIME TO TIME.

Whenever any payment to be made under this Note is stated to be due on a Saturday, Sunday or legal holiday for commercial banks under applicable law, then such payment is due and may be made on the next succeeding business day, and such extension of time will be included in the computation of interest under this Note.

All or any part of the principal hereof may be prepaid at any time without the payment of any penalty or premium; however, at Lender's option, all voluntary prepayments shall be applied to future installments due hereon in the inverse order of their maturity.

All payments hereunder, whether designated as payments of principal or interest, shall be applied first to accrued and unpaid interest, then to the discharge of any expenses which the holder may be entitled to reimbursement for by reason hereof or under the terms of any Loan Document, and lastly, to unpaid principal.

As additional security for this Note, the Maker hereby grants to Lender an express lien and security interest in and to all property and any and all deposits (general or special, time or demand, provisional or final) at any time held by the Lender for the credit or for the account of Maker. Without impairing or limiting the continued existence and viability of Lender's express security interests in such property and deposits, in the event this Note is not paid at maturity, however such maturity may be brought about, or if a default should occur and be continuing under any Loan Document, Lender is hereby authorized at any time, and from time to time, without notice to Maker (any such notice being hereby expressly waived by Maker), to set off and apply any and all such deposits at any time held or other indebtedness at any time owing by Lender to or for the credit or the account of Maker against the outstanding principal balance of, and the accrued interest on, this Note. The foregoing rights of Lender are in addition to and cumulative of all other rights and remedies (including, without limitation, other Hens, security interests and rights of setoff) which Lender may have.

It is agreed that time is of the essence of this Note and that in the event of a failure to pay any installment of principal and/or interest herein provided when due, or a breach of the provisions of any of the Loan Documents, or in the event of a failure to pay any obligation, or loan of whatever nature owed by Maker to Lender, whether such obligation is in existence now or in the future, upon Maker's death, dissolution, termination of existence, insolvency or business failure, the appointment of a receiver of all or any part of the Maker's property, an assignment for the benefit of creditors of Maker, a calling of a meeting of creditors of Maker, the commencement of any proceeding under any bankruptcy, insolvency or debtor relief laws by or against Maker or any other liable party, or if Maker or any other liable party fails to furnish financial or other information requested by Lender, or if Maker or any other liable party furnishes or has furnished any financial or other information or statements that are misleading in any material respect, or a writ or order of attachment or garnishment is issued or made against any of the property of Maker, the Lender, at its option, may declare the entire unpaid principal balance and all unpaid accrued interest owing hereon at once due and payable, without notice. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

The remedies of Lender in this Note and in the Loan Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's sole discretion and as often as the occasion therefore shall arise. Neither the failure to exercise, nor delay in exercising, Lender's right to accelerate the maturity of this Note or any other right, power or remedy upon any default may be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at anytime. No single or partial exercise by Lender of any right, power or remedy exhausts the same or precludes any other or further exercise thereof, and every such right, power or remedy may be exercised at anytime and from time to time.

Remittances and payment of any part of this Note other than in the required amount in immediately available funds at the place where this Note is payable shall not, regardless of any receipt or credit issued therefore, constitute payment until the required amount is actually received by Lender in full and in accordance herewith and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the full amount then due shall be deemed an acceptance on account only and the failure to pay the entire amount then due shall be and continued to be an event of default in the payment of this Note.

If default occurs in the payment of this Note at maturity, whether the maturity may occur by acceleration or otherwise, or if this Note is collected through probate, bankruptcy or other proceedings, Maker promises to pay all costs and expenses of collection and enforcement. If this Note is placed in the hands of an attorney for collection, Maker promises to pay, in addition to all other costs and expenses of collection and enforcement, an additional amount equal to fifteen percent (15%) of the principal and interest then due, as attorney's fees.

Lender may require payment by Maker and any other liable party without first resorting to any security. Maker and all other liable parties on this Note consent to the release or discharge of any other liable party on this Note and to the release, impairment or substitution of any collateral for this Note by Lender. MAKER AND EVERY OTHER LIABLE PARTY WAIVE PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF DISHONOR, GRACE, NOTICE OF INTENT TO ACCELERATE AND NOTICE OF ACCELERATION AND ANY OTHER NOTICE, FILING OF SUIT AND DILIGENCE IN COLLECTION OF THIS NOTE AND THE ENFORCEMENT OF ANY OF THE SECURITY RIGHTS OF LENDER, AND CONSENT AND AGREE THAT TIME OF PAYMENT OF THIS NOTE MAY BE EXTENDED WITHOUT NOTICE AT ANY TIME AND FROM TIME TO TIME, AND FOR PERIODS OF TIME WHETHER OR NOT FOR A TERM OR TERMS IN EXCESS OF THE ORIGINAL TERM OF THIS NOTE WITHOUT NOTICE OR CONSIDERATION TO, OR CONSENT FROM, ANY OF THEM.

Without being limited thereto or thereby, this Note is secured by that certain Deed of Trust, Security Agreement and Financing Statement of even date herewith to JAMES EBREY, Trustee, covering and describing Lot 3, Block A/6373, Hotel Development, City of Dallas, DALLAS County, Texas.

Maker and each other liable party acknowledges and agrees that Lender may, at anytime, and from time to time, without the consent of or notice to Maker or any other liable party assign, sell, transfer or grant participations in all or part of the obligations of Maker evidenced by this Note, together with any liens or collateral securing the payment of this Note. Lender may disseminate to any assignee, purchaser, transferee or participant or prospective assignee, purchaser, transferee or participant any information that Lender has pertaining to the loan evidenced by this Note, including without limitation, any information regarding Maker, any other liable party, or any property owned or held by Maker or other liable party or offered as security for or securing the loan evidenced by this Note. If Maker elects to assign, sell, transfer, or participate any Overline Portion, as hereafter defined, of the obligations evidenced by this Note and if either: (i) Lender is unable (having no obligation) to procure an assignee, purchaser, transferee or participant, upon terms and conditions that are acceptable to Lender in its sole, exclusive and absolute discretion, or (ii) an assignee, purchaser, transferee or participant fails or refuses to advance to Maker any Overline Portion through no fault of Lender, then Lender has no obligation and/or liability to Maker or any other liable party for failure to fund such Overline Portion, nor does Lender have any obligation to procure funds from other sources. In no event is Lender obligated to fund any amount under this Note that would cause Lender to be in violation of any state or federal law with respect to Maker or any other liable party or any of their related interests being liable to Lender in an amount in excess of that permitted by such applicable law, including applicable law on the amount that Lender may legally loan to one borrower and its related interests. “Overline Portion” means the amount of loan proceeds in excess of the amount that Lender is permitted by applicable law to loan to Maker and its related interests.

Whenever pursuant to this Note or any Loan Document Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall be (except as is otherwise specifically and expressly provided herein to the contrary) in the sole and absolute discretion of Lender and shall be final and conclusive.

If any provision of this Note or the application thereof, to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of this Note nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by applicable law.

Neither this Note nor any of the Loan Documents may be changed, waived, supplemented, discharged or terminated orally or by any act or failure to act on the part of Maker or Lender, but only by an agreement in writing signed by the party against whom enforcement thereof is sought and then only to the extent expressly set forth in such writing. No person other than a duly authorized officer or agent of Lender shall be deemed an agent of Lender nor have any authority to waive, modify, supplement or terminate in any manner whatsoever any terms of this Note.

Neither this Note nor any Loan Document nor any uncertainty or ambiguity herein or therein shall be construed or resolved against Lender by virtue of the fact that such document has originated with Lender as drafter. Maker acknowledges that it has reviewed this Note and has had the opportunity to consult with counsel on same. This Note, therefore, shall be construed and interpreted according to the ordinary meanings of the words used so as to fairly accomplish the purposes and intentions of the parties hereto. Reference to days for performance shall mean calendar days unless business days are expressly indicated.

From time to time, at the request of Lender, Maker will: (i) promptly correct any defect, error or omission which may be discovered in the contents of this Note or in any Loan Document or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver, record and/or file (or cause to be executed, acknowledged, delivered, recorded and/or filed), such further documents and instruments, including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignment of rents, and perform such further acts and provide such further assurances as may be necessary, desirable, or proper, in Lender's opinion: (a) to carry out more effectively the purposes of this Note and the Loan Documents and the transactions contemplated hereunder and thereunder, (b) to confirm the rights created under this Note and the Loan Documents, (c) to protect and further the validity, priority and enforceability of this Note and the Loan Documents and the liens and security interests created thereby, and (d) to subject to the Loan Documents any property of Maker intended by the terms of any or one or more of the Loan Documents to be encumbered by the Loan Documents; and (iii) pay all costs in connection with any of the foregoing.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. Maker for itself and its successors and assigns hereby irrevocably: (i) submits to the non-exclusive jurisdiction of the state and federal courts in Texas; (ii) waives, to the fullest extent permitted by law, any objection which it may now or in the future have in the laying of venue of any litigation arising out of or in connection with this Note or any Loan Documents brought in the District Court of MONTGOMERY County, Texas or in the United States District Court for the Southern District of Texas, Houston division; (iii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum; and (iv) agrees that any legal proceeding against any party to any of the Loan Documents arising out of or in connection with any of the Loan Documents may be brought in the foregoing courts. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate this subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and other common law and statutory claims. Maker acknowledges that these waivers are a material inducement to Lender's agreement to enter into the agreements and obligations evidenced by this Note and the Loan Documents, and that Lender has already relied on these waivers and will continue to rely on each of these waivers and related future dealings. These waivers are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, increases, or replacements in respect of any and all of the Note or the Loan Documents.

THIS NOTE AND THE LOAN DOCUMENTS CONSTITUTE THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATIVE HERETO AND THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE SUPERSEDED AND TERMINATED HEREBY AND THIS NOTE AND THE LOAN DOCUMENTS MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Whenever necessary, as used in this Note, the singular number shall include the plural, the masculine shall include the feminine and the neuter, and the word “Maker” and “Lender” shall be deemed to include the maker and holder of this Note and their respective heirs, successors and assigns. It is expressly understood and agreed that Lender shall never be construed for any purposes as a partner, joint venturer, co-principal, or associate of Maker or any other person or party claiming by, through or under the Maker.

In Witness Whereof, Maker, intending to be legally bound hereby, has duly executed, and unconditionally delivered, this Note as of the date and year first above written,

RCI HOLDINGS, INC., a Texas Corporation

BY:	/s/ Eric Scott Langan
NAME:	ERIC SCOTT LANGAN
TITLE:	PRESIDENT